UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2011 (February 28, 2011)

CardioGenics Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	3

Item 9.01 Financial Statements and Exhibits	4

SIGNATURE	5

Item 8.01 – Other Events

On or about February 28, 2011 CardioGenics Holdings Inc. (“CardioGenics”) mailed notices to the holders of its outstanding Series 2 Class B Common Stock (the “Series 2 Shares”) and Series 3 Class B Common Stock (the “Series 3 Shares”), which notify such stockholders that CardioGenics has elected to redeem all outstanding Series 2 Shares and Series 3 Shares in accordance with their terms. The Redemption Date is April 4, 2011 and the Redemption Price is par value, $0.00001 per share.

Under the terms of the Series 2 Shares, the Redemption Price for each Series 2 Class B Share shall be equal to the greater of (i) par value or (ii) the amount obtained by dividing (a) ninety percent of the net proceeds to CardioGenics from any recovery in the lawsuit captioned JAG Media Holdings Inc. vs. A.G. Edwards et al., which was commenced in the U.S. District Court for the Southern District of Texas (the “Lawsuit”), divided by (b) the total number of Series 2 Class B Shares issued and outstanding on the Redemption Date, which amount shall be rounded to the nearest whole cent.

Under the terms of the Series 3 Shares, the Redemption Price for each Series 3 Class B Share shall be equal to the greater of (i) par value or (ii) .0025% of ten percent of the net proceeds to CardioGenics from any recovery in the Lawsuit, which amount shall be rounded to the nearest whole cent.

As there was no recovery in the Lawsuit and after evaluating its options in the context of the Lawsuit, CardioGenics has decided to not currently pursue any “successor” litigation to the Lawsuit. As a result, the Series 2 Shares and Series 3 Shares are being redeemed at par value in accordance with their terms.

CardioGenics has established a trust account with TD Bank Canada, which account will hold proceeds sufficient to redeem the issued and outstanding Series 2 Shares and Series 3 Shares. Accordingly, notwithstanding that any certificate for Series 2 Shares or Series 3 Shares called for redemption shall not have been surrendered for cancellation, all Series 2 Shares and Series 3 Shares called for redemption shall no longer be deemed outstanding, and all rights with respect to such Series 2 Shares and Series 3 Shares shall forthwith on the Redemption Date cease and terminate, except only the right of the holders thereof to receive the pro-rata amount payable on redemption of the Series 2 Shares and Series 3 Shares, without interest.

The foregoing description of the redemption rights and procedures with respect to the Series 2 Shares and the Series 3 Shares does not purport to be complete and is qualified in its entirety by reference to the full text of (a) the Certificate of Designation for the Series 2 Shares contained in Exhibit 3.3 of Form 8-A12G filed with the SEC on April 10, 2003, which is incorporated herein by reference; (b) the Certificate of Designation for the Series 3 Shares contained in Exhibit 3.1 of the Current Report on Form 8-K filed with the SEC on August 13, 2003, which is incorporated herein by reference and (c) copies of the Redemption Notices to the holders of the Series 2 Shares and Series 3 Shares, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Index to Exhibits

10.1	Redemption Notice for Series 2 Class B Common Stock dated February 25, 2011

10.2	Redemption Notice for Series 3 Class B Common Stock dated February 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: March 2, 2011